Exhibit 10.2

55 Addison Drive Short Hills, NJ 07078 Telephone: (973) 921 - 2822 Yusufali & Associates, LLC Report of Independent Registered Public Accounting Firm To the shareholders and the Board of Directors of Neighpart International, Corp . Opinion on the Financial Statements : We have audited the accompanying balance sheets of Neighpart International, Corp . (the "Company") as of December 31 , 2022 , and 2021 , the related statements of operations, stockholders' equity, and cash flows, for the period then ended, and the related notes (collectively referred to as the "financial statements") . In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31 , 2022 , and 2021 , and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America . Basis for Opinion : These financial statements are the responsibility of the Company's management . Our responsibility is to express an opinion on the Company's financial statements based on our audits . We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U . S . federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB . We conducted our audits in accordance with the standards of the PCAOB . Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud . Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks . Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements . Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements . We believe that our audits provide a reasonable basis for our opinion . Critical Audit Matters : The management has not listed any critical audit matters in the notes on accounts since Neighpart International Corporation is in its infancy and therefore its operations are simple, straightforward, and not sophisticated at this time . The absence of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by referring the critical audit matters, providing separate opinions on the absence of critical audit matters or on the accounts or disclosures to which they could relate to . 19th October 2023 Yusufali Musaji Managing Partner Yusufali & Associates, LLC PCAOB registration # 3313 We have served as the company’s auditor in the year 2023